UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	October 25, 2004
(Date of earliest event reported)	October 25, 2004

First Ottawa Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30495	36-4331185
(Commission File Number)	(I.R.S. Employer Identification Number)

701-705 LaSalle Street, Ottawa, Illinois	61350
(Address of principal executive offices)	(Zip Code)

(815) 434-0044

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 25, 2004, First Ottawa Bancshares, Inc. issued a press release announcing its financial results for the three month period ended September 30, 2004. The press release is attached hereto as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

99.1              Press release, dated October 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OTTAWA BANCSHARES, INC.

Dated: October 25, 2004	By:	/s/ Joachim J. Brown
Joachim J. Brown
President